Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

Index Master Series Trust
(formerly Merrill Lynch Index Trust)

We consent to the incorporation by reference in this Amendment No. 5 to Registration Statement No. 811-7885 of our reports dated as follows:

     February 16, 1999   S&P 500 Index Series
     February 17, 1999   Aggregate Bond Index Series
     February 18, 1999   Small Cap Index Series
     February 18, 1999   International Index Series

appearing in their respective annual reports to shareholders for the year ended December 31, 1998.

/s/ Deloitte & Touche LLP
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    Deloitte & Touche LLP
    Princeton, New Jersey
    September 1, 1999